Exhibit 99.1

                      Corporate Newsletter - September 2005
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This  newsletter  is  intended  to  enhance   communications  with  all  of  our
stakeholders. The information contained herein is of a summary nature and is qualified in its entirety by reference to our filings with the Securities and Exchange Commission. Please feel free to contact us with any questions or comments.
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  MOBILEMARKET(TM) ~ HOMELAND SECURITY ~ INTERNATIONAL LICENSING ~ ACQUISITIONS


STAY INFORMED OF "BREAKING" NEWS AND MAJOR EVENTS BY KEEPING A CLOSE WATCH ON OUR PRESS RELEASES AND SEC FILINGS AT WWW.POWER2SHIP.COM & WWW.SEC.GOV.
                                      ------------------   -----------

HOMELAND SECURITY
-----------------
  > On August 17 we announced that we were collaborating with L-3 Communica-tions (NYSE: LLL) on a comprehensive, end-to-end solution for secure and efficient container transportation worldwide. L-3 is a leading provider of Intelligence, Surveillance and Reconnaissance (ISR) systems, secure communications systems, aircraft modernization, training and government services. Its customers include the Department of Defense, Department of Homeland Security, selected U.S. Government intelligence agencies and aerospace prime contractors.

  > We are in discussions with other major companies in the defense and security industries that are pursuing Homeland Security opportunities.

MOBILEMARKET(TM)
----------------

  > We signed a Letter of Engagement with one of the largest non-asset trucking operations in North America to create & develop a private, Web-based Load Board for their carrier network. This customer handled over 580,000 loads last year and has relationships with over 5,000 trucking companies. Phase 1 of this project began during the week of September 19th.

  > In the next 30 days, we expect to complete our previously disclosed Pilot Program with the core carrier of 1 of our Fortune 500 shipper customers in support of their eCommerce compliance initiative.

  > We signed a Referral Partner Agreement with ShipLogix creating a strong strategic alliance. ShipLogix is a software company that provides web-hosted Transportation Management Solutions. Arnie Werther, VP of Sales said "this strategic alliance will create mutual sales opportunities and enhance business potential."

  > We reported record sales of approx. $2.8 million for August, an increase of approx. $2.54 million from sales of $0.27 million in August 2004 and approx. 11.5% greater than our previous record sales of $2.5 million in July 2005.

ACQUISITIONS & JOINT VENTURES
-----------------------------

  > Commodity Express Transportation generated revenue of approx. $4.5 million for the quarter ended June 30, 2005.

  > Power2Ship Intermodal hired a top agent that is expected to dramatically accelerate revenue growth.

STOCK PERFORMANCE
-----------------
  >  Trading symbol: PWRI or PWRI.OB
  >  Shares issued & outstanding: 72.1 MM
  >  Shares in float: 17.1 MM (@ 9/9/05)
  >  Average Volume (last 3 mo.): 126,895
  >  52-Week Price Range: $0.175 - $0.51
  >  13-Week Price Range: $0.18 - $0.35
  >  Market Capitalization during last 13 weeks: $13.0 million to $25.2 million



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Congress Corporate Plaza 901                                   Tel: 561-998-7557
903 Clint Moore Road                           Corporate Toll-free: 866-998-7557
Boca Raton, Florida 33487                                      Fax: 561-998-7821

This newsletter includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements regarding our current business plans, strategies and objectives that involve risks and uncertainties that could cause actual results to differ materially from anticipated results. The forward-looking statements are based on our current expectations and what we believe are reasonable assumptions; however, our actual performance, results and achievements could differ materially from those expressed in, or implied by, these forward-looking statements. Factors, within and beyond our control, that could cause or contribute to such differences include, among others, the following: our discovery of material undisclosed liabilities in one or more of our pending acquisition candidates; the loss of one or more major customers by us or one or more of our pending acquisition candidates; our inability to negotiate mutually acceptable agreements with prospective acquisition candidates or joint venture partners; and a lack of sufficient capital to consummate acquisitions, pursue joint ventures and government contracts and fund operating deficits; as well as those factors discussed under "Risk Factors" in our Form SB-2/A, as filed on December 15, 2004. Readers are urged to carefully review and consider the various disclosures detailed from time to time in our other reports and filings with the United States Securities and Exchange Commission.